EXHBIT 10.3

              FORM OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT




                        Dated as of November 25, 1996




                                HPTRI CORPORATION
                                    (Trustor)


                                       TO


                         CHICAGO TITLE INSURANCE COMPANY
                                    (Trustee)

                               FOR THE BENEFIT OF


                             COLUMN FINANCIAL, INC.
                                  (Beneficiary)



                              LOCATION OF PROPERTY:



                                        Record and Return To:
                                        Cadwalader, Wickersham & Taft
                                        1333 Hampshire Avenue, N.W.
                                        Suite 700
                                        Washington, D.C.   20036
                                        Attention:  Richard Madden, Esq.







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                                      INDEX
                                                                            Page
PART I - GENERAL PROVISIONS
 1.      Payment of Indebtedness and Incorporation of
         Covenants, Conditions and Agreements..........................        5
 2.      Warranty of Title.............................................        5
 3.      Insurance; Casualty...........................................        5
 4.      Payment of Taxes, Etc.........................................       12
 5.      Intentionally Omitted.........................................       13
 6.      Intentionally Omitted.........................................       13
 7.      Leases and Rents..............................................       13
 8.      Maintenance and Use of Trust Property.........................       14
 9.      Transfer or Encumbrance of Trust Property.....................       16
10.      Estoppel Certificates.........................................       16
11.      No Cooperative or Condominium.................................       16
12.      Changes in the Laws Regarding Taxation........................       16
13.      No Credits on Account of the Indebtedness.....................       17
14.      Documentary Stamps............................................       17
15.      Right of Entry................................................       17
16.      Books and Records.............................................       17
17.      Performance of Other Agreements...............................       18
18.      Representations and Covenants Concerning Loan.................       18
19.      Intentionally Omitted.........................................       19
20.      Events of Default; Remedies...................................       19
21.      Additional Remedies...........................................       22
22.      Right to Cure Defaults........................................       24
23.      Late Payment Charge...........................................       25
24.      Prepayment After Event of Default.............................       26
25.      Prepayment....................................................       26
26.      Appointment of Receiver.......................................       26
27.      Security Agreement............................................       26
28.      Authority.....................................................       28
29.      Actions and Proceedings.......................................       28
30.      Waiver of Jury Trial and Counterclaims........................       28
31.      Further Acts, Etc.............................................       28
32.      Recording of Deed of Trust, Etc...............................       29
33.      Usury laws....................................................       29
34.      Sole Discretion of Beneficiary................................       30
35.      Recovery of Sums Required To Be Paid..........................       30
36.      Marshalling and Other Matters.................................       30



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37.      Waiver of Notice..............................................       30
38.      Remedies of Trustor...........................................       30
39.      Intentionally Omitted.........................................       30
40.      Intentionally Omitted.........................................       31
41.      Intentionally Omitted.........................................       31
42.      Bankruptcy or Insolvency......................................       31
43.      Intentionally Omitted.........................................       31
44.      Assignments...................................................       31
45.      Cooperation...................................................       31
46.      Exculpation...................................................       32
47.      Notices.......................................................       33
48.      Non-Waiver....................................................       34
49.      Joint and Several Liability...................................       34
50.      Severability..................................................       34
51.      Duplicate Originals...........................................       34
52.      Indemnity and Beneficiary's Costs.............................       35
53.      Certain Definitions...........................................       35
54.      No Oral Change................................................       35
55.      Headings, Etc.................................................       35
56.      Address of Real Property......................................       36
57.      Wire Transfer.................................................       36
58.      Publicity.....................................................       36
59.      Relationship..................................................       36
60.      Homestead.....................................................       36
61.      No Third Party Agreements.....................................       36
62.      Entire Agreement..............................................       36
63.      Servicer......................................................       36
64.      Governing Laws; Consent to Jurisdiction.......................       36
65.      Certain Hotel Covenants.......................................       37
66.      Title Acts by Trustee.........................................       38
67.      Successor Trustee.............................................       38
68.      Authorization Regarding Trustee...............................       38


PART II - STATE SPECIFIC PROVISIONS

SCHEDULE A - Legal Description of Land


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                  THIS  DEED OF  TRUST,  ASSIGNMENT  OF  LEASES  AND  RENTS  AND
SECURITY AGREEMENT (this "Deed of Trust"), made as of the ____ day of __________, 1996, by HPTRI CORPORATION, Delaware corporation having offices at c/o Hospitality Properties Trust, 400 Centre Street, Newton, Massachusetts 021 8 ("Trustor"), to CHICAGO TITLE INSURANCE COMPANY ("Trustee") for the benefit of COLUMN FINANCIAL, INC., a Delaware corporation having offices at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326-1113 ("Beneficiary").



                              W I T N E S S E T H:


                  To secure the payment of an  indebtedness in the principal sum of ONE HUNDRED AND TWENTY FIVE MILLION DOLLARS ($125,000,000), lawful money of the United States of America, to be paid with interest and all other sums and fees payable according to a certain Promissory Note dated the date hereof made by Trustor and HPTWN Corporation, a Delaware corporation ("HPTWN") to Beneficiary (the promissory note together with all extensions, renewals or modifications thereof being hereinafter collectively called the "Note", and the loan evidenced by the Note being hereinafter referred to as the "Loan") and all indebtedness, obligations, liabilities and expenses due hereunder and under any other Loan Document (as hereinafter defined) (the indebtedness, interest, other sums, fees, obligations and all other sums due under the Note and/or hereunder and/or any other Loan Document being collectively called the "Indebtedness"), Trustor hereby irrevocably grants, bargains, sells and conveys to Trustee IN TRUST, WITH POWER OF SALE, and grants unto Trustee a security interest in, all of Trustor's right, title and interest, if any, in the following property and rights, whether now owned or held or hereafter acquired (collectively, the "Trust Property"):


                               GRANTING CLAUSE ONE

                  All right, title and interest in and to the real property or properties described on Schedule A hereto (collectively, the "Land").


                               GRANTING CLAUSE TWO

                  Any and all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located on the Land or any part thereof (collectively, the "Improvements"; the Land and the Improvements hereinafter collectively referred to as the "Real Property").

                              GRANTING CLAUSE THREE

                  All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, oil, gas and mineral rights, air rights and development rights, zoning rights and all estates, rights, titles, interests, privileges, liberties,


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tenements,  hereditaments  and appurtenances of any nature whatsoever in any way belonging, relating or pertaining to the Real Property or any part thereof, and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land or any part thereof to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both in law and in equity, of Trustor of, in and to the Real Property and every part and parcel thereof, with the appurtenances thereto.


                              GRANTING CLAUSE FOUR

                  All machinery, equipment, fixtures and other property of every kind and nature whatsoever owned by Trustor, or in which Trustor has or shall have an interest (to the extent of such interest), now or hereafter located upon the Real Property, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Real Property and all building equipment, materials and supplies of any nature whatsoever owned by Trustor or in which Trustor has or shall have an interest (to the extent of such interest), now or hereafter located upon the Real Property, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Real Property, including but not limited to all beds, bureaus, chiffoniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers, dryers and other customary hotel equipment owned by Trustor or in which Trustor shall have an interest pursuant to the Lease Agreement (hereinafter defined) (hereinafter collectively called the "Equipment"), and the right, title and interest of Trustor, if any, in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Trust Property is located (the "Uniform Commercial Code")) superior, inferior or pari passu in lien to the lien of this Deed of Trust.


                              GRANTING CLAUSE FIVE

                  All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Real Property, or any part thereof, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in




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anticipation  of the exercise of said right),  or for a change of grade,  or for any other injury to or decrease in the value of the Real Property.


                               GRANTING CLAUSE SIX

                  All leases and subleases (including, without limitation, that certain Lease Agreement dated _______________, 1996, as amended, together with any Substitute Lease Agreement entered into by Trustor pursuant to, and as that term is defined in, the Loan Agreement, the "Lease Agreement") by and between Trustor, as landlord, and HMH HPT Residence Inn, Inc., as tenant (together with any tenant under any Substitute Lease Agreement entered into by Trustor pursuant to the Loan Agreement, the "Tenant") and including, without limitation, all guarantees of said leases and subleases) and other agreements affecting the use, enjoyment and/or occupancy of the Real Property, or any part thereof, now or hereafter entered into (including any use or occupancy arrangements created pursuant to Section 365(h) of Title 11 of the United States Code (the "Bankruptcy Code") or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or occupant of any portion of the Real Property) (the "Leases") and all cash or securities deposited to secure performance by the Tenant and any other tenants, lessees, licensees or guests, as applicable, of their obligations under any leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms, and together with income, rents, issues, profits, revenues and proceeds, including all oil and gas or other mineral royalties and bonuses from the Real Property, including, without limitation, all revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Trustor or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or occupant of any portion of the Real Property and all claims as a creditor in connection with any of the foregoing) (the "Rents") and all proceeds from the sale, cancellation, surrender or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Indebtedness including, but not limited to in accordance with the terms and provisions of (i) that certain Lockbox Pledge and Security Agreement dated the date hereof (the "Lockbox Security Agreement") by and among Trustor, HPTWN and Beneficiary, and
(ii) that certain Loan Agreement dated the date hereof (the "Loan Agreement") by and among Trustor, HPTWN and Beneficiary.

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                              GRANTING CLAUSE SEVEN

                  All proceeds of and any unearned premiums on any insurance policies covering the Real Property, or any part thereof, including without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Real Property, or any part thereof.


                              GRANTING CLAUSE EIGHT

                  All  tax  refunds,   including   interest  thereon,   and  tax
abatements, and the right to receive the same, which may be payable or available with respect to the Real Property.


                              GRANTING CLAUSE NINE

                  The right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Real Property or any part thereof and to commence any action or proceeding to protect the interest of Beneficiary in the Real Property or any part thereof.


                               GRANTING CLAUSE TEN

                  All accounts receivable, utility or other deposits, contract rights, interests, estate or other claims, both in law and in equity, which Trustor or any one Trustor now has or may hereafter acquire in the Real Property or any part thereof.



                             GRANTING CLAUSE ELEVEN

                  All rights which Trustor now has or may hereafter acquire, to be indemnified and/or held harmless from any liability, loss, damage, cost or expense (including, without limitation, attorneys' fees and disbursements) relating to the Real Property or any part thereof.



                             GRANTING CLAUSE TWELVE

                  All plans and specifications, maps, surveys, studies, reports, contracts, subcontracts, service contracts, management contracts (including, without limitation, that certain Management Agreement dated ___________, 19___, as amended, (together with any Substitute Management Agreement entered into by Trustor pursuant to, and as that term is defined in, the Loan Agreement, the "Management Agreement") between Trustor (as successor in interest to HMH
Properties, Inc.) and Residence Inn by Marriott, Inc. (together with any Qualified Manager [as that term is defined in the Loan Agreement] under any Substitute Management Agreement entered into by Trustor pursuant to the terms of the Loan Agreement, the "Manager")), franchise agreements and other agreements, franchises, trade

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names, trademarks, symbols, service marks, approvals, consents, permits, special permits, licenses and rights, whether governmental or otherwise, respecting the use, occupation, development, construction and/or operation of the Real Property or any part thereof or the activities conducted thereon or therein, or otherwise pertaining to the Real Property or any part thereof.


                  WITH RESPECT TO any portion of the Trust Property which is not real property under the laws of the State in which the Real Property is located, Trustor hereby grants, bargains, sells and conveys the same to Beneficiary for the purposes set forth hereunder and the references above to Trustee shall be deemed to be to Beneficiary with respect to such portion of the Trust Property and Beneficiary shall be vested with all rights, powers and authority granted hereunder or by law to Trustee with respect thereto.


                  TO HAVE AND TO HOLD the above granted and described Trust Property unto and to the use and benefit of Beneficiary, and the successors and assigns of Beneficiary, forever.

                  PROVIDED, HOWEVER, these presents are upon the express condition, if Trustor shall well and truly pay to Beneficiary the Indebtedness at the time and in the manner provided in the Note and this Deed of Trust and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void.



                           PART I - GENERAL PROVISIONS

                  AND Trustor represents to, covenants with and warrants to Beneficiary that:


                  1. Payment of Indebtedness and Incorporation of Covenants, Conditions and Agreements. Trustor shall pay the Indebtedness at the time and in the manner provided in the Note, this Deed of Trust and the other Loan Documents. All the covenants, conditions and agreements contained in the Note and the other Loan Documents are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein.


                  2. Warranty of Title. Trustor has good and marketable title to the Real Property; Trustor has the right to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, lease, assign and hypothecate, and grant a security interest in, the Real Property; Trustor possesses an indefeasible fee estate in the Real Property; and Trustor owns the Real Property free and clear of all liens, encumbrances and charges whatsoever except those exceptions shown in the title insurance policy insuring the lien of this Deed of Trust (this Deed of Trust and the liens, encumbrances and charges shown as exceptions in such title policy, hereinafter collectively referred to as the "Permitted Encumbrances"). Trustor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Deed of Trust and shall forever warrant and defend the same to Beneficiary and Trustee against the claims of all persons whomsoever.

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                  3. Insurance; Casualty and Condemnation.


         (a) Except during such time as the Lease Agreement and/or the Management Agreement is in full force and effect and the Tenant or the Manager is maintaining insurance in accordance with the terms of the Lease Agreement or the Management Agreement, as the case may be, Trustor, at Trustor's expense, shall maintain, or cause to be maintained, in force and effect on the Trust Property at all times while this Deed of Trust continues in effect the following insurance:

                  (i) "All-risk" coverage insurance against loss or damage to the Trust Property from all- risk perils. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Improvements, furniture, furnishings, fixtures, Equipment and other items (whether personalty or fixtures) included in the Trust Property and owned by Trustor from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Beneficiary's election, by reference to such indexes, appraisals or information as Beneficiary reasonably determines. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, Equipment and other items, the cost of replacing the same. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Beneficiary's approval.

                  (ii)  Commercial  general  liability  insurance  for  personal injury, bodily injury, death and Trust Property damage liability in a combined single limit amount of not less than $10,000,000.00 (inclusive of umbrella coverage) or such lesser amount as Beneficiary, in Beneficiary's sole discretion, may accept, for bodily injury, personal injury and Trust Property damage. This policy must contain, but not be limited to, coverage for premises and operations liability, products and completed operations liability, contractual liability, hired and non-owned automobile liability, personal injury liability and Trust Property damage liability. During any construction on the Real Property, Trustor's general contractor for such construction shall also provide the insurance required in this subparagraph (ii). Beneficiary hereby retains the right to periodically review the amount of said liability insurance being maintained by Trustor and to require an increase in the amount of said liability insurance should Beneficiary deem an increase to be reasonably prudent under then existing circumstances.

                  (iii) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder.

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                  (iv) If the Real Property or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance, if available, in an amount equal to one hundred percent (100%) of the replacement cost of the Improvements or the maximum amount of flood insurance available, whichever is the lesser.

                  (v) During the period of any construction on the Real Property or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Beneficiary and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

                  (vi) Business interruption insurance in amounts sufficient to compensate Trustor for losses incurred due to cessation of the operation of the Trust Property as a hotel during a period of not less than one year in which the Trust Property may be damaged or destroyed.

                  (vii) Such other insurance (including, without limitation, innkeeper's legal liability and liquor liability) on the Trust Property or on any replacements or substitutions thereof or additions thereto as may from time to time be reasonably required by Beneficiary against other insurable hazards or casualties which at the time are commonly insured against in the case of Trust Property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

                  (viii) Insurance proceeds and any additional funds deposited by Trustor with Beneficiary shall constitute additional security for the Indebtedness. Trustor shall execute, deliver, file and/or record, at its expense, such documents and instruments as Beneficiary deems necessary or advisable to grant to Beneficiary a perfected, first priority security interest in the insurance proceeds and such additional funds.

         All such insurance policies required pursuant to this Paragraph 3 shall
(i) be with insurers authorized to do business in the state within which the Real Property is located and who have and maintain a claims-paying ability rating of at least A, as determined by Standard & Poor's Ratings Services, (ii) contain the complete address of the Real Property (or a complete legal description), (iii) be for a term of at least one year, (iv) contain deductibles no greater than $_________ or as otherwise required by Beneficiary, and (v) be subject to the approval of Beneficiary as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates.






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         The insurance  policies provided by the Tenant pursuant to the terms of the Lease Agreement and/or by Manager pursuant to the terms of the Management Agreement and the insurance policies required pursuant to this Paragraph 3 shall be collectively referred to herein as the "Policies".

                  Trustor shall as of the date hereof deliver to Beneficiary evidence that said Policies have been paid current as of the date hereof and copies of certificates of insurance evidencing such Policies. All such insurance shall be renewed and certificates delivered to Beneficiary evidencing such renewals before any such insurance shall expire. Subject to the terms of the Lease Agreement and the Management Agreement, without limiting the required endorsements to the Policies, Trustor further agrees that all such Policies insuring the Trust Property shall provide that proceeds thereunder shall be payable to Beneficiary, its successors and assigns, pursuant and subject to a mortgagee endorsement (without contribution) of standard form attached to, or otherwise made a part of, the applicable Policy and that Beneficiary, its successors and assigns, shall be named as an additional insured under all liability Policies. Subject to the terms of the Lease Agreement and the Management Agreement, Trustor further agrees that all such Policies: (i) shall provide for at least thirty (30) days' prior written notice to Beneficiary prior to any cancellation or termination thereof and prior to any material modification thereof which affects the interest of Beneficiary; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Beneficiary in accordance with the terms of such policy notwithstanding any act or negligence of Trustor which might otherwise result in forfeiture of such insurance; and (iii) shall waive all rights of subrogation against Beneficiary. The delivery to Beneficiary of the Policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies by Trustor to Beneficiary as further security for the indebtedness secured hereby, subject to the rights of Tenant and/or Manager with respect to same, as provided for in the Lease
Agreement or the Management Agreement, as the case may be. In the event of foreclosure of this Deed of Trust, or other transfer of title to the Trust Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Trustor in and to all proceeds payable under such Policies then in force concerning the Trust Property shall thereupon vest in the purchaser at such foreclosure, or in Beneficiary or other transferee in the event of such other transfer of title, subject to the rights of Tenant and/or Manager with respect to same, as provided for in the Lease Agreement or the Management Agreement, as the case may be. Approval of any insurance by Beneficiary shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Tenant, Manager or Trustor, as the case may be, fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by the Lease Agreement, the Management Agreement or, if applicable, this Deed of Trust or evidence of their renewal as required herein, Beneficiary may, but shall not be obligated to, procure such insurance and Trustor shall pay all amounts advanced by Beneficiary, together with interest thereon at the Default Rate (as such term is defined in the Note) from and after the date advanced by Beneficiary until actually repaid by Trustor, promptly upon demand by Beneficiary. Any amounts so advanced by Beneficiary, together with interest thereon, shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Beneficiary shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Beneficiary has caused the insurance to be placed with the insurer after failure of Trustor to furnish such insurance.


         (b) Trustor shall give Beneficiary prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Trust Property or any portion thereof. All insurance proceeds on the Trust Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Trust Property or for any damage or injury to it for any loss or diminution in value of the Trust Property, are, subject to the rights of Tenant and/or Manager with respect to same, as provided for in the Lease Agreement or the Management Agreement, as the case may be, hereby assigned to and shall be paid to Beneficiary. Subject to the rights of Tenant under the Lease Agreement and/or Manager under the Management Agreement, Beneficiary may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and Beneficiary is hereby authorized, in its own name or in Trustor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Trustor shall from time to time deliver to Beneficiary any instruments required to permit such participation; provided, however, that Beneficiary shall not have the right to participate in the adjustment of any loss which is not in excess $250,000.00. The Trustor shall not consent to any loss adjustments with respect to casualty loss or condemnation proceeds in excess of $250,000.00 without the prior written consent of Beneficiary.

         (c) During such time as the Lease Agreement and/or the Management Agreement is in full force and effect and the Tenant is maintaining insurance in accordance with the terms of the Lease Agreement or the Manager is maintaining insurance in accordance with the terms of the Management Agreement, the terms of the Lease Agreement and/or the Management Agreement with respect to the disbursement and application of casualty loss and condemnation proceeds shall govern and control; provided, however, Trustor agrees that, unless it is required pursuant to the terms of the Lease Agreement to utilize its own funds to repair or restore any casualty or condemnation loss, Trustor will not do so without Beneficiary's prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned) to the extent that the total costs incurred by Trustor in repairing or restoring such casualty or condemnation loss would, when aggregated with all other costs which have been or will be incurred by Trustor or HPTWN, as the case may be, in contemporaneously repairing or restoring any other casualty or condemnation loss on any other property encumbered by any Other Mortgage (hereinafter defined), exceed $12,500,000.00.

         (d) Notwithstanding the provisions of Paragraph 3(c) above, to the extent that any casualty loss or condemnation proceeds are to be delivered or paid to Trustor, pursuant to the terms of the Lease Agreement or the Management Agreement, such proceeds shall instead be delivered or paid to Beneficiary, and Trustor hereby covenants to cause such casualty loss or condemnation proceeds to be delivered or paid to Beneficiary or, if delivered or paid to Trustor, Tenant or Manager, to deliver same, or cause same to be delivered, to Beneficiary within one (1)

Business Day (as that term is defined in the Loan Agreement) of Trustor's receipt of such proceeds or five (5) Business Days after the date on which Trustor shall have received notice that either Tenant or Manager has received such proceeds. Any casualty loss or condemnation proceeds received by Beneficiary shall be disbursed by Beneficiary pursuant to the terms of the Lease Agreement and/or the Management Agreement, as if Beneficiary were the landlord under the Lease Agreement or the owner under the Management Agreement, as the case may be; provided, however, any proceeds not required, pursuant to the terms of the Lease Agreement and/or the Management Agreement, to be delivered to the Tenant or the Manager shall be retained by Beneficiary and applied by Beneficiary for payment against the outstanding principal portion of the Indebtedness and, upon such payment, the Loan Allocation Amount (as that term is defined in the Loan Agreement) for the Trust Property shall be reduced by an amount equal to the amount of such proceeds applied by Beneficiary against the outstanding principal portion of the Indebtedness.

         (e) In the event that at any time the Lease Agreement or the Management Agreement are not in full force and effect, any and all casualty loss or condemnation proceeds shall be applied by Beneficiary first to the payment of all of its reasonable costs and expenses (including, but not limited to, legal fees and disbursements) if any, incurred in obtaining those sums, and then, as follows:

                  (i) In the event that less than fifty percent (50%) of the Improvements located on the Land have been taken or destroyed, if:

                           (A)  no  default   beyond  the   expiration   of  any
applicable notice or cure period is then continuing hereunder or under any of the other Loan Documents and no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default hereunder or under any of the other Loan Documents, and

                           (B)  the  Trust   Property   can,  in   Beneficiary's
reasonable judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within one (1) year of the date of such casualty or partial taking and at least six (6) months prior to the stated maturity date of the Note, and

                           (C)  all  necessary  governmental  approvals  can  be
obtained to allow the rebuilding and reoccupancy of the Trust Property as described in Paragraph 3(e)(i)(B) above, and

                           (D)  there are  sufficient  sums  available  (through
insurance proceeds or condemnation awards and contributions by Trustor, and Trustor shall have deposited with Beneficiary the full amount thereof or shall have provided Beneficiary with evidence reasonably satisfactory to Beneficiary that such sums will be available to Trustor for such restoration or repair as and when needed) for such restoration or repair (including, without limitation, for any reasonable costs and expenses of Beneficiary to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

                           (E)  the  economic  feasibility  of the  Improvements
after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Trust Property and, when combined with all other income from the operation of the other properties encumbered by Other Mortgages, to pay debt service on the Indebtedness with the same debt service coverage ratio that was in effect immediately prior to such casualty or partial taking, and

                           (F) Trustor shall have delivered to  Beneficiary,  at
Trustor's sole cost and expense, an appraisal report in form and substance reasonably satisfactory to Beneficiary appraising the value of the Trust Property as so restored or repaired to be not less than the appraised value of the Trust Property considered in making the Loan secured hereby, and

                           (G) Trustor so elects by written notice  delivered to
Beneficiary within five (5) days after settlement of the aforesaid insurance or condemnation claim,

Beneficiary shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Trustor therefor, to Trustor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts, requirements for retainage and the furnishing to
Beneficiary of permits, bonds, lien waivers, title insurance endorsements, invoices, receipts and affidavits from contractors and subcontractors in form and substance reasonably satisfactory to Beneficiary in its reasonable discretion, with any remainder being applied by Beneficiary for payment against the outstanding principal portion of the Indebtedness and, upon such payment, the Loan Allocation Amount for the Trust Property shall be reduced by an amount equal to the amount of such proceeds applied by Beneficiary against the outstanding principal portion of the Indebtedness.

                  (ii) In all other cases, namely, in the event that fifty percent (50%) or more of the Improvements located on the Real Property have been taken or destroyed or Trustor does not elect to restore or repair the Trust Property pursuant to clause (i) above, or otherwise fails to meet the requirements of clause (i) above, then, in any of such events, Beneficiary shall be entitled to retain any casualty loss or condemnation proceeds and, subject to the terms of Section 2.2.2 of the Loan Agreement, apply same against the outstanding principal portion of the Indebtedness. Any reduction in the Indebtedness resulting from Beneficiary's application of any sums received by it hereunder shall take effect only when Beneficiary actually receives such sums and applies such sums to the Indebtedness and, in any event, the unpaid portion of the Indebtedness shall remain in full force and effect and Trustor shall not be excused in the payment thereof, except that, pursuant to Section 2.2.2 of the Loan Agreement, Trustor shall, in the circumstances described in, and pursuant to and in accordance with the terms of, said Section 2.2.2, be entitled to have the Trust Property released from the lien of this Deed of Trust.

                  (iii) If Trustor elects to restore or repair the Trust Property after the occurrence of a casualty or partial taking of the Trust Property as provided for in Paragraph 3(e) i) above, Trustor shall promptly and diligently, to the extent of the insurance proceeds or condemnation award, as appropriate, plus any additional amounts made available by Trustor pursuant to Paragraph 3(e)(i)(D) above, restore, repair, replace and rebuild the Trust Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Trustor shall pay to Beneficiary all reasonable costs and expenses of Beneficiary incurred in administering said rebuilding, restoration or repair, provided that Beneficiary makes such proceeds or award available for such purpose. Trustor agrees to execute and deliver from time to time such further instruments as may be requested by Beneficiary to confirm the foregoing assignment to Beneficiary of any award, damage, insurance proceeds, payment or other compensation. Beneficiary is hereby irrevocably constituted and appointed the attorney-in-fact of Trustor (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Trustor and shall not be affected by any disability or incapacity suffered by Trustor subsequent to the date hereof), with full power of substitution, subject to the terms of this Paragraph 3(e), to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittance therefor.


                  4. Payment of Taxes,  Etc.

                           (a)  Pursuant  to  the  Lease  Agreement,  Tenant  is
obligated to pay all taxes, assessments, water rates and sewer rates, now of hereafter levied or assessed or imposed against the Trust Property or any part thereof (the "Taxes") and all ground rents, maintenance charges, other governmental impositions, and other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Trust Property, as same become due and payable. In the event that Tenant fails to pay said Taxes pursuant to the terms of the Lease Agreement and such failure continues beyond the expiration of any applicable notice and cure period provided for in the Lease Agreement, Trustor shall pay same, as same become due and payable. Trustor will deliver to Beneficiary, promptly upon Beneficiary's request, evidence reasonably satisfactory to Beneficiary that the Taxes and said charges, fees and impositions have been so paid and are not then delinquent. Trustor shall not suffer or permit any lien or charge (including, without limitation, any mechanic's lien) against all or any part of the Trust Property and Trustor shall promptly cause to be paid and discharged, or cause Tenant or Manager, as the case may be, to pay and discharge in accordance with the terms of the Lease Agreement or the Management Agreement, as applicable, any lien or charge whatsoever which may be or become a lien or charge against the Trust Property. Trustor shall promptly pay, or cause Tenant and/or Manager to pay, for all utility services provided to the Trust Property. In addition, Beneficiary may, at its option, retain the services of a firm to monitor the payment of Taxes, the reasonable cost of which shall be borne by Trustor.


                           (b)  Pursuant  to the  terms of the  Lease  Agreement
and/or the Management Agreement, Tenant or Manager, as the case may be, has certain rights to contest the amount or validity of any such Taxes, liens or charges referred to in subsection (a) above. In addition, in the event that the Lease Agreement and/or the Management Agreement is no longer in full force and effect, Trustor shall have the right, notwithstanding the provisions of subsection (a) above, to contest in good faith the amount or validity of any such Taxes, liens or charges (including, without limitation, tax liens and mechanics' liens) referred to in subsection (a) above by appropriate legal proceedings and in accordance with all applicable law, after notice to, but without cost or expense to, Beneficiary, provided that (i) Trustor is not in default under the Note, this Deed of Trust or any other Loan Document beyond the expiration of any applicable notice or cure period, (ii) Trustor pays such Taxes, liens or charges prior to the delinquency thereof, unless Trustor delivers evidence satisfactory to Beneficiary that, as a result of Trustor's contest, Trustor's obligation to pay such Taxes, liens or charges has been deferred by the appropriate governmental authority, in which event, Trustor may defer such payment of such Taxes, liens or charges until the date specified by such governmental authority, (iii) such contest shall be promptly and diligently prosecuted by and at the expense of Trustor, (iv) Beneficiary shall not thereby suffer any civil penalty, or be subjected to any criminal penalties or sanctions, (v) such contest shall be discontinued and such Tax, liens or charges promptly paid if at any time all or any part of the Trust Property shall be in imminent danger of being foreclosed, sold, forfeited, or otherwise lost or if the lien of this Deed of Trust or the priority thereof shall be in imminent danger of being impaired, (vi) Trustor shall have set aside adequate reserves (in Beneficiary's reasonable judgment) for the payment of such Taxes, liens or charges, together with all interest and penalties thereon and (vii) Trustor shall have furnished security to Beneficiary (or to such other party as may be required in such proceeding), in an amount as may be required in the proceeding, but in no event less than an amount equal to 125% of the contested amount, to insure the payment of any such Taxes, liens or charges, together with all interest and penalties thereon.


                  5. Intentionally Omitted.


                  6. Intentionally Omitted.


                  7. Leases and Rents.


                           (a) Trustor doe hereby absolutely and unconditionally
assign to Beneficiary its right, title and interest in all current and future Leases and Rents, it being intended by Trustor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Except as otherwise specifically provided for in that certain
Subordination, Non-Disturbance and Attornment Agreement dated of even date herewith by and among Trustor, Tenant and Beneficiary, such assignment to Beneficiary shall not be construed to bind Beneficiary to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Beneficiary. Trustor agrees to execute and deliver to Beneficiary such additional instrument in form and reasonably substance satisfactory to Beneficiary, as may hereafter be requested by Beneficiary to further evidence and confirm such assignment. Nevertheless, subject to the terms of this Paragraph 7 and the terms of the Lockbox Security Agreement, Beneficiary grants to Trustor a revocable license to operate and manage the Trust Property and to collect the Rents. Subject to the terms of the Lockbox Security Agreement, Trustor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Indebtedness, in trust for the benefit of Beneficiary for use in the payment of such sums. Upon the occurrence of an Event of Default, the license granted to Trustor herein shall be automatically revoked and Beneficiary shall immediately be entitled to possession of all Rents, whether or not Beneficiary enters upon or takes control of the Trust Property. Beneficiary is hereby granted and assigned by Trustor the right, at its option, upon the revocation of the license granted herein to enter upon the Trust Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Indebtedness in such priority and proportion as Beneficiary in its discretion shall deem proper. It is further the intent of Trustor and Beneficiary that the Rents hereby absolutely assigned are no longer, during the term of this Deed of Trust, Trust Property of Trustor or Trust Property of any estate of Trustor as defined in
Section 541 of the Bankruptcy Code and shall not constitute collateral, cash or otherwise, of Trustor. The term "Rents" as used herein shall mean the gross rents without deduction or offsets of any kind.


                           (b) All Leases  executed  after the date of this Deed
of Trust shall provide that they are subordinate to this Deed of Trust and that the lessee agrees to attorn to Beneficiary; provided, however, that nothing herein shall affect Beneficiary's right to designate from time to time any one or more Leases as being superior to this Deed of Trust and Trustor shall execute and deliver to Beneficiary and shall cause to be executed and delivered to Beneficiary from each tenant under such Lease any instrument or agreement as Beneficiary may reasonably deem necessary to make such Lease superior to this Deed of Trust. Upon request, Trustor shall promptly furnish Beneficiary with executed copies of all Leases.

                           (c) With  respect to each  Lease,  Trustor  shall (i)
fulfill or perform each and every provision thereof on the lessor's part to be fulfilled or performed, (ii) promptly send copies to Beneficiary of all notices of default which Trustor shall send or receive thereunder and (iii) enforce all of the terms, covenants and conditions contained in such Lease upon the lessee's part to be performed, short of termination thereof.


                  8. Maintenance and Use of Trust Property. Pursuant to the terms of the Lease Agreement and the Management Agreement, Tenant and/or Manager is obligated to maintain the Trust Property in the manner provided for therein. In the event that Tenant and/or Manager fails to maintain the Trust Property as provided for in the Lease Agreement or the Management Agreement, as the case may be, and such failure continues beyond the expiration of any applicable notice or cure period provided for in the Lease Agreement or the Management Agreement, as the case may be, Trustor shall, at its sole cost and expense, keep and maintain the Trust Property, including, without limitation, parking lots and recreational and landscaped portions thereof, if any, in good order and condition. Except as otherwise specifically provided for in the Lease Agreement and the Management Agreement, the Improvements and the Equipment shall not be diminished, removed, demolished or materially altered (except for normal replacement of Equipment) and Trustor shall not erect, or permit Tenant to erect, any new buildings, structures or building additions on the Trust Property without the prior consent of Beneficiary, which consent shall not be unreasonably withheld, delayed or conditioned and which consent shall not be required unless Trustor reasonably expects that such action may have a material adverse effect on the Trust Property; provided, however, (i) if the total cost of erecting any buildings, structures or building additions on the Trust Property (the "Total Cost") will exceed $____________________, or (ii) if any buildings, structures or building additions are being erected on any property encumbered by any of the Other Mortgages contemporaneously with the erection of any new buildings, structures or building additions on the Trust Property and the aggregate of (a) the Total Cost plus (b) cost of erecting any such new buildings, structures or building additions on such other property encumbered by any of the Other Mortgages exceeds $12,500,000.00, then Trustor shall deliver, or cause to be delivered, to Beneficiary security in an amount equal to or greater than the Total Cost, to insure the full payment of the Total Cost. Pursuant to the terms of the Lease Agreement and the Management Agreement, Tenant and/or Manager is obligated to comply with all laws, orders and ordinances affecting the Trust Property or the use thereof. In the event that Tenant and/or Manager fails to comply with all laws, orders and ordinances affecting the Trust Property or the use thereof as provided for in the Lease Agreement or the Management Agreement, as the case may be, and such failure continues beyond the expiration of any applicable notice or cure period provided for in the Lease Agreement or the Management Agreement, as the case may be, Trustor shall, at its sole cost and expense, cause the Trust Property or the use thereof to comply with all laws, orders and ordinances affecting the Trust Property or the use thereof; provided, however, that nothing in the foregoing clause shall require Trustor to comply with any such law, order or ordinance so long as Trustor, Tenant or Manager, as the case may be, shall in good faith, after notice to, but without cost or expense to, Beneficiary, contest the validity of such law, order or ordinance by appropriate legal proceedings and in accordance with all applicable law, which proceedings must operate to prevent (a) the enforcement thereof, (b) the payment of any fine, charge or penalty, (c) the sale or forfeiture of the Trust Property or any part thereof, (d) the lien of this Deed of Trust and the priority thereof from being impaired, (e) the imposition of criminal liability on Beneficiary and (f) the imposition, unless stayed, of civil liability on Beneficiary; provided that during such contest Trustor, subject to any applicable provisions of the Lease Agreement and/or the Management Agreement, shall, or shall cause Tenant or Manager to, at the option of Beneficiary, provide cash, bonds or other security satisfactory to Beneficiary, indemnifying and protecting Beneficiary against any liability, loss or injury by reason of such non-compliance or contest, and provided further, that such contest shall be promptly and diligently prosecuted by and at the expense of Trustor, Tenant or Manager, as the case may be. Trustor shall not commit, or permit Tenant or Manager to commit, any waste at the Trust Property. Trustor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Trust Property or any part thereof to the extent that same would be inconsistent with the continued use of the Trust Property as a hotel. If under applicable zoning provisions the use of all or any portion of the Trust Property is or shall become a nonconforming use, Trustor will not cause or permit such nonconforming use to be discontinued or abandoned without the express consent of Beneficiary. Trustor covenants and agrees that it shall cause the Trust Property to be operated at all times in the manner provided for in the Lease Agreement.

                  9. Transfer or Encumbrance of the Trust Property.

                           (a)  Trustor   acknowledges   that   Beneficiary  has
examined and relied on the creditworthiness and experience of Trustor in owning and operating properties such as the Trust Property in agreeing to make the Loan, and that Beneficiary will continue to rely on Trustor's ownership of the Trust Property as a means of maintaining the value of the Trust Property as security for repayment of the Indebtedness. Trustor acknowledges that Beneficiary has a valid interest in maintaining the value of the Trust Property so as to ensure that, should Trustor default in the repayment of the Indebtedness, Beneficiary can recover the Indebtedness by a sale of the Trust Property. Except as is otherwise specifically provided for in Section 2.3 of the Loan Agreement, Trustor shall not, without the prior consent of Beneficiary, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Trust Property or any part thereof, or permit the Trust Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred.

                           (b)  A  sale,   conveyance,   alienation,   mortgage,
encumbrance, pledge or transfer within the meaning of this Paragraph 9 shall be deemed to include (i) an installment sales agreement wherein Trustor agrees to sell the Trust Property or any part thereof for a price to be paid in installments, (ii) a sale, assignment or other transfer of, or the grant of a security interest in, Trustor's right, title and interest in and to any Leases or any Rents, (iii) if Trustor is a corporation, the voluntary or involuntary sale, conveyance or transfer of Trustor's stock or the creation or issuance of new stock in one or a series of transactions by which (A) an aggregate of more than 10% of Trustor's stock shall be vested in a party or parties who are not now stockholders, or (B) 49% or more of Trustor's stock shall be vested in a party or parties who do not now own 49% or more of Trustor's stock and (iv) if Trustor is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a general partner, managing partner, limited partner, joint venturer or member or the transfer of the partnership interest of any general partner, managing partner or limited partner or the transfer of the interest of any joint venturer or member.

                           (c) Beneficiary  shall not be required to demonstrate
any actual impairment of its security or any increased risk of default hereunder in order to declare the Indebtedness immediately due and payable upon Trustor's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Property without Beneficiary's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Property regardless of whether voluntary or not, or whether or not Beneficiary has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Property.

                           (d)  Beneficiary's  consent to one sale,  conveyance,
alienation, mortgage, encumbrance, pledge or transfer of the Trust Property shall not be deemed to be a waiver of Beneficiary's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Trust Property made in contravention of this paragraph shall be null and void and of no force and effect.

                           (e) Trustor agrees to bear and shall pay or reimburse
Beneficiary on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Beneficiary in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

                  10. Estoppel Certificates.

                           (a)  Trustor,  within  ten (10)  Business  Days after
request by Beneficiary, shall furnish Beneficiary from time to time with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest in the Note, (iv) the date through which all installments of interest, commitment fees and/or principal have been paid, (v) any offsets or defenses to the payment of the Indebtedness, if any, (vi) that the Note and this Deed of Trust have not been modified or if modified, giving particulars of such modification and (vii) such other information as shall be requested by Beneficiary.


                           (b) Beneficiary,  within ten (10) Business Days after
request by Trustor, shall furnish Trustor from time to time with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note,
(iii) the rate of interest in the Note, (iv) the date through which all installments of interest, commitment fees and/or principal have been paid, and
(v) that the Note and this Deed of Trust have not been modified or if modified, giving particulars of such modification.


                           (c)  Trustor,  after  request  by  Beneficiary,  will
obtain and furnish (within the time periods, if any, provided in the applicable Leases or if no time period is so specified, within ten (10) business days after request) Beneficiary from time to time with estoppel certificates from any tenants under then existing Leases, which certificates shall be in form and substance as required by such Leases, or if not required, then in form and substance reasonably satisfactory to Beneficiary.


                  11. No Cooperative or Condominium. Trustor shall not operate the Trust Property, or permit the Trust Property to be operated as a cooperative or condominium building or buildings in which the tenants or occupants participate in the ownership, control or management of the Trust Property or any part thereof, as tenant stockholders or otherwise.


                  12. Changes in the Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Indebtedness or any portion thereof from the value of the Trust Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the principal amount of the Note or Beneficiary's interest in the Trust Property, Trustor will pay such tax, with interest and penalties thereon, if any. In the event Beneficiary is advised by counsel chosen by it that the payment of such tax or interest and penalties by Trustor would be unlawful or taxable to Beneficiary or unenforceable or provide the basis for a defense of usury, then in any such event, Beneficiary shall have the option, by notice of not less than thirty (30) days, to declare the Indebtedness immediately due and payable.


                  13. No Credits on Account of the Indebtedness. Trustor will not claim or demand or be entitled to any credit or credits on account of the Indebtedness for any part of the Taxes assessed against the Trust Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Trust Property, or any part thereof, by reason of this Deed of Trust or the Indebtedness. In the event such claim, credit or deduction shall be required by law, Beneficiary shall have the option, by notice of not less than thirty (30) days, to declare the Indebtedness immediately due and payable.


                  14. Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Deed of Trust, or impose any other tax or charge on the same, Trustor will pay for the same, with interest and penalties thereon, if any.


                  15. Right of Entry. Subject to the rights of Tenant under the Lease Agreement and Manager under the Management Agreement, Beneficiary and its agents shall have the right to enter and inspect the Trust Property at any time during reasonable business hours upon twenty-four (24) hour notice to Trustor except in the case of an emergency, in which event Beneficiary and its agents may enter and inspect the Trust Property at any time.


                  16. Books and Records.

                           (a) Trustor will maintain full and accurate  books of
accounts and other records reflecting the result of the operations of Trustor and will furnish, or cause to be furnished, to Beneficiary and the Rating Agency (as such term is defined in the Loan Agreement) on or before fifteen (15) days following the required date by which Hospitality Properties Trust, a real estate investment trust organized under the laws of the State of Maryland ("HPT") must file its quarterly reports with the Securities and Exchange Commission ("SEC"), accompanied by a certificate of the chief financial officer of Trustor stating that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Trustor, quarterly unaudited financial statements showing the combined operations of Trustor and HPTWN, with footnotes presenting the consolidating financial statements of Trustor and HPTWN, including Trustor's balance sheet and the related statements of income and cash flows, all in reasonable detail, and prepared with respect to such quarterly periods in accordance with generally accepted accounting principles, consistently applied. In addition, Trustor will furnish, or cause to be furnished, to Beneficiary and the Rating Agency on or before fifteen (15) days following the required date by which HPT must file its annual reports with the SEC, accompanied by a certificate of the chief financial officer of Trustor stating that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Trustor, annual audited financial statements showing the combined operations of Trustor and HPTWN, with footnotes presenting the consolidating financial statements of Trustor and HPTWN, including Trustor's balance sheet and the related statements of income and cash flows, all in reasonable detail, and prepared with respect to such prior twelve (12) calendar month period in accordance with generally accepted accounting principles, consistently applied.


                           (b)  Trustor  shall  furnish to  Beneficiary  and the
Rating Agency (i) within five (5) days of receipt from Tenant and with respect to each Accounting Period (as that term is defined in the Loan Agreement) of Tenant, unaudited operating statements with respect to Tenant's or Manager's operation of the Trust Property as a hotel, such operating statements to be in form and substance required by the terms of the Lease Agreement and/or the Management Agreement, as the case may be, and to set forth the comparable information for the same period within the Tenant's or Manager's, as applicable, prior fiscal year, (ii) not later than one hundred twenty (120) days following the end of each calendar year, annual audited statements of Tenant on a consolidated basis with respect to the Trust Property and any other hotel property leased by Tenant from Trustor (the "Other Hotel Properties"), showing total hotel revenues derived by Tenant from the Trust Property and the Other Hotel Properties for the immediately preceding fiscal year, (iii) not later than fifteen (15) days following the filing by HPT of its annual statements with the SEC, unaudited annual operating statements with respect to Tenant's or Manager's operation of the Trust Property as a hotel, such annual statements to be in form and substance required by the terms of the Lease Agreement and/or the Mangement Agreement, as the case may be, and (iv) within five (5) days of receipt from Tenant, all items and information delivered by Tenant to Trustor in accordance with Section 17.2 of the Lease Agreement. Beneficiary agrees to treat the information provided to it pursuant to clause (i) of the immediately preceding sentence as confidential, as provided for in Section 3.1.2(d) of the Lease Agreement and Section 20.04 of the Management Agreement.


                           (c)  Beneficiary  shall have the right, upon five (5)
days' prior notice to Trustor, to inspect and make copies of Trustor's books and records and income tax returns.

                  17. Performance of Other Agreements. Trustor shall observe and perform each and every term to be observed or performed by such Trustor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Trust Property.


                  18. Representations and Covenants Concerning Loan. Trustor represents, warrants and covenants as follows:

                           (a) The Note,  this Deed of Trust and the other  Loan
Documents are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Note, this Deed of Trust and the other Loan Documents, or the exercise of any right thereunder, render this Deed of Trust unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

                           (b) To the best of Trustor's  knowledge  all material
certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use and occupancy of the Trust Property, have been obtained and are in full force and effect. Trustor shall keep and maintain, or shall cause

Tenant and/or Manager to keep and maintain, all material licenses necessary for the operation of the Trust Property as a hotel as currently operated. The Trust Property is free of material damage and is in good repair, and Trustor has received no notice of any proceeding pending for the total or partial condemnation of, or affecting, the Trust Property.

                           (c) Except as previously  disclosed to Beneficiary in
writing, the Trust Property is not subject to any Leases other than the Lease Agreement. No person has any possessory interest in the Trust Property or right to occupy the same except hotel guests and except under and pursuant to the provisions of the Lease Agreement and the Management Agreement.

                           (d) There has not been and shall  never be  committed
by Trustor any act or omission affording the federal government or any state or local government the right of forfeiture as against the Trust Property or any part thereof or any monies paid in performance of Trustor's obligations under any of the Loan Documents. Trustor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

                           (e) The Lease Agreement,  between Trustor and Tenant,
is in full force and effect and, to the best of Trustor's knowledge, there is no default, breach or violation existing thereunder by any party thereto and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a material default, breach or viola ion by any party thereunder.

                           (f) The  Management  Agreement  is in full  force and
effect and, to the best of Trustor's knowledge, there is no material default, breach or violation existing thereunder by any party thereto and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder.

                           (g) Neither the  execution  and  delivery of the Loan
Documents, the Trustor's performance thereunder, the recordation of this Deed of Trust, nor the exercise of any remedies by Beneficiary, will adversely affect, in any material respect, Trustor's rights under any of the licenses in effect with respect to the Trust Property.

                  19. Intentionally Omitted.

                  20. Events of Default; Remedies. Each of the following events shall constitute an "Event of Default" hereunder:

                           (a) if Trustor shall fail to pay any  installment  of
interest payable in respect of the outstanding principal balance of the Note on or prior to the date on which such installment is due as provided in the Note or shall fail to pay to Beneficiary the entire Indebtedness on or prior to the Maturity Date (as that term is defined in the Note);

                           (b) if  Trustor  shall  fail to pay any other  amount
required to be paid by Trustor hereunder or under the Note or any other Loan Document, and such failure continues for a period of ten (10) days following Trustor's receipt of written notice of such failure from the Beneficiary;


                           (c) if any material  representation  or warranty made
by Trustor herein or in any other Loan Document shall prove to be incorrect in any material respect as of the date made; provided, however, that if the consequences of such representation or warranty being incorrect are susceptible of being remedied, Trustor shall have a period of thirty (30) days after the Trustor has received written notice from Beneficiary making demand upon Trustor to remedy such consequences, in which to remedy same; and further provided that if such consequences are susceptible of being remedied, but are not susceptible of being remedied within such thirty (30) day period and Trustor has commenced the remedy thereof within such thirty (30) day period and thereafter diligently pursues such remedy to completion, then such initial thirty (30) day period shall be extended to a period of ninety (90) days following Trustor's receipt of the aforesaid notice of demand or such longer period to which Beneficiary may consent in writing (which consent shall not be unreasonably withheld);

                           (d) if Trustor  shall fail duly to observe or perform
in any material respect any other of the covenants or agreements of Trustor set forth in this Deed of Trust or any other Loan Document (except those specifically set forth in Paragraphs 20(e) through (h) below, for which there is no notice or cure period); provided, however, that if such failure by Trustor to duly observe or perform in any material respect any such covenants or agreements of Trustor is susceptible of being remedied, Trustor shall have a period of thirty (30) days after Trustor has received written notice from Beneficiary making demand upon Trustor to remedy such failure, in which to remedy same; and further provided that if such failure is susceptible of being remedied, but is not susceptible of being remedied within such thirty (30) day period and Trustor has commenced the remedy thereof within such thirty (30) day period and thereafter diligently pursues such remedy to completion, then such initial thirty (30) day period shall be extended to a period of ninety (90) days following Trustor's receipt of the aforesaid notice of demand or such longer period to which Beneficiary may consent in writing (which consent shall not be unreasonably withheld);

                           (e) if the  Policies  are not kept in full  force and
effect, or if the Policies are not delivered to Beneficiary within ten (10) Business Days after request by Beneficiary;

                           (f) if any of the events  described  in  Paragraph 42
shall occur;

                           (g) if there shall occur any Event of Default  under,
and as term is defined in, any of the Other Mortgages (hereinafter defined); or

                           (h) if Trustor fails to comply with the provisions of
Section 3.1(iii) or Section 5.4 of the Loan Agreement.

                  Upon the occurrence of any Event of Default, the Indebtedness shall immediately become due at the option of Beneficiary.


                  Trustor agrees that (a) if any amount payable under this Deed of Trust, the Note or any other Loan Document is not paid when such payment is due, whether by acceleration or otherwise, Trustor shall pay interest at the Reimbursement Rate (as that term is defined in the Note) with respect to such amount, upon demand from time to time, to the extent permitted by applicable law, from the date such amount was due until such amount has been paid by Trustor, and (b) upon the occurrence of any Event of Default and the acceleration by Beneficiary of the whole of the principal sum of the Note, together with all interest accrued and unpaid thereon, Trustor shall pay interest at the Default Rate (as that term is defined in the Note) with respect to the entire outstanding principal amount of the Note, upon demand from time to time. Notwithstanding the foregoing, if the unpaid Indebtedness or any other amount required to be paid on the Maturity Date (as that term is defined in the Note) or upon acceleration of the Loan is not paid when due, then interest shall thereafter be computed and paid at the Default Rate without notice to Trustor. This charge shall be added to the Indebtedness, and shall be deemed secured by this Deed of Trust. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Indebtedness, nor as a waiver of any other right or remedy accruing to Beneficiary by reason of the occurrence of any Event of Default. In the event the Reimbursement Rate or the Default Rate is above the maximum rate permitted by applicable law, the Reimbursement Rate or the Default Rate (as the case may be) shall be the maximum rate permitted by applicable law.


                  Upon the occurrence of any Event of Default, Beneficiary may, to the extent permitted under applicable law, elect to treat the fixtures included in the Trust Property either as real Trust Property or as personal Trust Property, or both, and proceed to exercise such rights as apply thereto. With respect to any sale of real Trust Property included in the Trust Property made under the powers of sale herein granted and conferred, Beneficiary may, to the extent permitted by applicable law, include in such sale any fixtures included in the Trust Property and relating to such real Trust Property. The foregoing shall be subject to the rights of the Tenant under the Lease Agreement and the Manager under the Management Agreement.


                  21. Additional Remedies.

                           (a)  Upon the  occurrence  of any  Event of  Default,
Beneficiary may take such action, without notice or demand, as it shall deem advisable to protect and enforce its rights against Trustor and in and to the Trust Property or any part thereof or interest therein, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary or Trustee (i) enter into or upon the Trust Property, either personally or by its agents, nominees or attorneys and dispossess Trustor and its agents and servants therefrom, and thereupon Beneficiary may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Trust Property and conduct the business thereat, (B) complete any construction on the Trust Property in such manner and form as Beneficiary deems advisable, (C) make alterations, additions, renewals, replacements and improvements to or on the Trust Property, (D) exercise all rights and powers of Trustor with respect to the Trust Property, whether in the name of Trustor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Trust Property and every part thereof and (E) apply the receipts from the Trust Property to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys' fees and expenses) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Trust Property, as well as just and reasonable compensation for the services of Beneficiary and Trustee and their counsel, agents and employees, or (ii) institute proceedings for the complete foreclosure of this Deed of Trust in which case the Trust Property may be sold for cash or upon credit in one or more parcels, or (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Indebtedness not then due, or (iv) sell for cash or upon credit the Trust Property or any part thereof and all or any part of any estate, claim, demand, right, title and interest of Trustor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Trust Property, this Deed of Trust shall continue as a lien on the remaining portion of or estate in the Trust Property, or (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note or any other Loan Document, or (vi) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Deed of Trust or (vii) pursue such other remedies as Beneficiary may have under applicable law.

                           (b) The purchase money proceeds or avails of any sale
made under or by virtue of this Paragraph, together with any other sums which then may be held by Beneficiary under this Deed of Trust, whether under the provisions of this Paragraph or otherwise, shall be applied as follows:


                  First: To the payment of the reasonable costs and expenses of any such sale, including reasonable compensation to Beneficiary and Trustee, their agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Beneficiary or Trustee under this Deed of Trust, together with interest at the applicable Interest Rate (as that term is defined in the Note) on all advances made by Beneficiary or Trustee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Trust Property shall have been sold.

                  Second: To the payment of the whole amount then due, owing or unpaid upon the Note for principal, together with interest at the applicable Interest Rate, fees and late charges.

                  Third: To the payment of any other sums required to be paid by Trustor pursuant to any provision of this Deed of Trust or of the Note.

                  Fourth: To the payment of additional interest amounts owing by Trustor as a result of the Reimbursement Rate and/or the Default Rate, as the case may be, having been imposed with respect to the Indebtedness pursuant to the terms hereof or of the Note.

                  Fifth: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

Beneficiary and any receiver of the Trust Property, or any part thereof, shall be liable to account for only those rents, issues and profits actually received by it.
                           (c)  Beneficiary  or Trustee may adjourn from time to
time any sale by Beneficiary or Trustee to b made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Beneficiary or Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                           (d) Upon the  completion of any sale or sales made by
Beneficiary or Trustee under or by virtue of this Paragraph, Beneficiary or Trustee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the Trust Property and rights sold. Beneficiary and Trustee are each hereby irrevocably appointed the true and lawful attorney of Trustor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Trust Property and rights so sold and for that purpose Beneficiary and/or Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this Paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Trustor.

                           (e) In the event of any sale made  under or by virtue
of this Paragraph (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) the entire

Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Note, this Deed of Trust, or any other Loan Document to the contrary notwithstanding, become due and payable.

                           (f) Upon any sale  made  under or by  virtue  of this
Paragraph (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Beneficiary may bid for and acquire the Trust Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust.

                           (g) No recovery of any judgment by Beneficiary and no
levy of an execution under any judgment upon the Trust Property or upon any other Trust Property of Trustor shall affect in any manner or to any extent, the lien of this Deed of Trust upon the Trust Property or any part thereof, or any liens, rights, powers or remedies of Beneficiary hereunder, but such liens, rights, powers and remedies of Beneficiary shall continue unimpaired as before.

                  22. Right to Cure Defaults. Upon the occurrence of any Event of Default or if Trustor fails to make any payment or to do any act as herein provided, Beneficiary may, but without any obligation to do so and without notice to or demand on Trustor and without releasing Trustor from any obligation hereunder, make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. Without limiting the foregoing, Beneficiary may enter upon the Trust Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Trust Property, and the cost and expense thereof (including, without limitation, attorneys' fees and disbursements to the extent permitted by law), with interest as provided in this Paragraph, shall be immediately due and payable to Beneficiary upon demand by Beneficiary therefor. All such costs and expenses incurred by Beneficiary in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period from the date that such cost or expense was incurred to the date of payment to Beneficiary. All such costs and expenses, together with interest thereon at the Default Rate, shall be added to the Indebtedness and shall be secured by this Deed of Trust. If the principal sum of the Note or any other amount required to be paid on the Maturity Date under the Note shall not be paid on the Maturity Date, interest shall thereafter be computed and paid at the Default Rate.

                  (b) In order to facilitate Beneficiary's rights under subparagraph (a) above, subject to the rights of Tenant under the Lease Agreement and Manager under the Management Agreement, Trustor hereby further grants to Beneficiary and any agents, employees, contractors, engineers, architects, nominees, attorneys and other representatives of Beneficiary, an easement on, over, through and under the Trust Property in order to exercise any such rights. Such easement is self-effectuating and runs with the Land, and shall be binding upon Trustor and all successors and assigns of Trustor. Trustor shall cause the foregoing rights of Beneficiary and easement to be agreed to by and binding upon all tenants of the Trust Property and all successors and assigns of such tenants. Trustor shall promptly execute, and cause to be executed, any other documents required by Beneficiary in order to confirm further the foregoing rights of Beneficiary and easement. For the foregoing purposes, Trustor constitutes and appoints Beneficiary its true and lawful attorney-in-fact with full power of substitution to exercise any such rights in the name of Trustor. Trustor empowers said attorney-in-fact to do any and every act which Trustor might do in its own behalf to fulfill the terms of this Deed of Trust. It is further understood and agreed that the foregoing power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked. Trustor specifically agrees that all powers granted to Beneficiary under this Deed of Trust may be assigned by Beneficiary to its successors or assigns as holder of the Note.

                  (c) Trustor specifically admits and acknowledges that a prima facie showing of the occurrence of any Event of Default also constitutes a showing (i) of irreparable injury to Beneficiary, for which Beneficiary may have no adequate remedy at law, and (ii) that the balance of hardships weighs in favor of Beneficiary. Immediately upon learning of any such Event of Default, in addition to any other rights or remedies available under this Deed of Trust or at law or in equity, Beneficiary shall have the right to, but shall not be obligated to, (i) institute an action, suit or proceeding in equity for the specific performance of any such term, provision or condition; (ii) institute an action, suit or proceeding against Trustor for damages resulting from such Event of Default; and/or (iii) commence an action against Trustor for injunctive relief, and may move, ex parte and without notice to Trustor, for a temporary restraining order or preliminary injunction, prohibitory and/or mandatory as the circumstances require, restraining and prohibiting any such threatened breach, anticipatory breach or breach. Trustor expressly waives any requirement that Beneficiary posts a bond or undertaking for any such temporary restraining order or preliminary injunction described in clause (iii) above.

                  23. Late Payment Charge. If any monthly interest payment is not paid in full on or before ten (10) days following the date on which it is due, Trustor shall pay to Beneficiary upon demand an amount equal to the Late Charge (as that term is defined in the Note). Such Late Charge shall be paid to defray the expenses incurred by Beneficiary in handling and processing such delinquent payment, and to compensate Beneficiary for the loss of the use of such delinquent payment, and such amount shall be secured by this Deed of Trust and the other Loan Documents. Such Late Charge shall be in addition to interest at the Default Rate and all other rights and remedies available to Beneficiary upon the occurrence of an Event of Default or a default under the Loan Documents.

                  24. Prepayment After Event of Default. If following the occurrence of any Event of Default, Trustor shall tender payment of an amount sufficient to satisfy the Indebtedness at any time prior to a sale of the Trust Property either through foreclosure or the exercise of other remedies available to Beneficiary under this Deed of Trust, such tender by Trustor shall be deemed to be a voluntary prepayment under the Note and this Deed of Trust in the amount tendered and any applicable prepayment consideration specified in the Note shall apply.

                  25. Prepayment. The Indebtedness may be prepaid only in accordance with the terms of the Note.

                  26. Appointment of Receiver. Beneficiary, upon the occurrence of an Event of Default or in any action to foreclose this Deed of Trust, shall be entitled to the appointment of a receiver without notice and without regard to the value of the Trust Property as security for the Indebtedness or the solvency or insolvency of any person liable for the payment of the Indebtedness.

                  27. Security Agreement. This Deed of Trust is both a real property Deed of Trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Trust Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor, if any, in the Trust Property. Trustor, by executing and delivering this Deed of Trust grants to Beneficiary, as security for the Indebtedness, a security interest in the Trust Property to the full extent that the Trust Property may be subject to the Uniform Commercial Code (such portion of the Trust Property so subject to the Uniform Commercial Code being called in this Paragraph the "Collateral"). Trustor shall execute and deliver to Beneficiary, in form and substance reasonably satisfactory to Beneficiary, such financing statements and further assurances as Beneficiary may from time to time, reasonably request in order to create, perfect, and preserve the security interest(s) herein granted. This Deed of Trust shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code and shall cover all items of the Collateral that are or are to become fixtures. Information concerning the security interest(s) herein granted may be obtained from Beneficiary upon request.

                  If an Event of Default shall occur, Beneficiary, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, but subject to the rights of Tenant under the Lease Agreement and the Manager under the Management Agreement, the right to take possession of the Collateral or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary, Trustor shall at its expense assemble the Collateral and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Trustor shall pay to Beneficiary on demand any and all reasonable expenses, including reasonable legal expenses and attorneys' fees and disbursements, incurred or paid by Beneficiary in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Beneficiary or Trustee with respect to the Collateral sent to Trustor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute reasonable notice to Trustor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Beneficiary to the payment of the Indebtedness in such priority and proportions as Beneficiary in its discretion shall deem proper.

                    Trustor shall notify Beneficiary and Trustee of any change in name, identity or structure of Trustor and shall promptly execute, file and record, at its sole cost and expense, such Uniform Commercial Code forms as are necessary to maintain the priority of the lien of Beneficiary and Trustee upon and security interest in the Collateral. In addition, Trustor shall promptly execute, file and record such additional Uniform Commercial Code forms or continuation statements as Beneficiary or Trustee shall reasonably deem necessary and shall pay all expenses and fees in connection with the filing and recording thereof, provided that no such additional documents shall increase the obligations of Trustor under the Note, this Deed of Trust or the other Loan Documents. Trustor hereby grants to Beneficiary and Trustee an irrevocable power of attorney, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Beneficiary or Trustee, as secured party, in connection with the Collateral covered by this Deed of Trust.

                  28. Authority.

                           (a) Trustor has full power, authority and legal right
to execute this Deed of Trust, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign, and grant a security interest in the Trust Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Trustor's part to be performed.

                           (b) Trustor  represents  and warrants to  Beneficiary
that Trustor is not a "foreign person" and covenants with Beneficiary that Trustor will not, throughout the term of the Note, become a "foreign person" within the meaning of ss.1445 and ss.7701 of the Internal Revenue Code of 1986, (26 USC ss.ss.1445, 7701) and the related Treasury Department regulations, including, without limitation, temporary regulations (hereinafter collectively the "Code"); that is, such Trustor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code.

                  29. Actions and Proceedings. Beneficiary and Trustee shall have the right to appear in and defend any action or proceeding brought with respect to the Trust Property and to bring any action or proceeding, in the name and on behalf of Trustor, which Beneficiary or Trustee, in their discretion, shall decide should be brought to protect their interest(s) in the Trust Property.

                  30. Waiver of Jury Trial and Counterclaims. TRUSTOR HEREBY WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY BENEFICIARY OR TRUSTEE AND, TO THE EXTENT PERMITTED BY LAW, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY HERETO AGAINST THE OTHER, OR IN ANY COUNTERCLAIM ASSERTED BY BENEFICIARY OR TRUSTEE AGAINST TRUSTOR OR IN ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY

WAY CONNECTED WITH THIS DEED OF TRUST, THE NOTE, ANY OTHER LOAN DOCUMENT OR THE INDEBTEDNESS.

                  31. Further Acts, Etc. Trustor will, at the sole cost of Trustor, and without expense to Beneficiary or Trustee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Beneficiary or Trustee shall, from time to time reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Beneficiary and Trustee the Trust Property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Beneficiary and Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver within five (5) business days after request of Beneficiary or Trustee, and if Trustor fails to so deliver, hereby authorizes Beneficiary and Trustee thereafter to execute in the name of Trustor without the signature of Trustor to the extent Beneficiary and Trustee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Trust Property. Trustor grants to Beneficiary and Trustee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Beneficiary and Trustee at law and in equity, including without limitation such rights and remedies available to Beneficiary and Trustee pursuant to this Paragraph 31.

                  32. Recording of Deed of Trust, Etc. Trustor forthwith upon the execution and delivery of this Deed of Trust, will cause this Deed of Trust, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Trust Property, to be filed, registered or recorded, and thereafter from time to time, each such other instrument of further assurance to b filed, registered or recorded, all in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest(s) of Beneficiary and Trustee in, the Trust Property. Trustor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Trust Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the making, execution, delivery and/or recording of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance, except where prohibited by law so to do. Trustor shall hold harmless and indemnify Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making, execution, delivery and/or recording of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance.

                  33. Usury Laws. This Deed of Trust and the Note are subject to the express condition that at no time shall Trustor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Trustor is permitted by law to contract or agree to pay. If by the terms of this Deed of Trust or the Note, Trustor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note and the principal balance of the Note shall be reduced by such amount in the inverse order of maturity.

                  34. Sole Discretion of Beneficiary. Wherever pursuant to this Deed of Trust, Beneficiary exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary, the decision of Beneficiary to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Beneficiary and shall be final and conclusive, except as may be otherwise specifically provided herein.

                  35. Recovery of Sums Required To Be Paid. Beneficiary shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Indebtedness as the same become due, without regard to whether or not the balance of the Indebtedness shall be due, and without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Trustor existing at the time such earlier action was commenced.

                  36. Marshalling and Other Matters. Trustor waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Trust Property or any part thereof or any interest therein. Further, Trustor expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Trustor, and on behalf of each and every person acquiring any interest in or title to the Trust Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law.

                  37. Waiver of Notice. Trustor shall not be entitled to any notices of any nature whatsoever from Beneficiary except with respect to matters for which this Deed of Trust or the other Loan Documents specifically and expressly provides for the giving of notice by Beneficiary to Trustor and except with respect to matters for which Beneficiary is required by applicable law to give notice, and Trustor hereby expressly waives the right to receive any notice from Beneficiary with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Beneficiary to Trustor.

                  38. Remedies of Trustor. In the event that a claim or adjudication is made that Beneficiary has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Deed of Trust or the other Loan Documents, it has an obligation to act reasonably or promptly, Beneficiary shall not be liable for any monetary damages, and Trustor's remedies shall be limited to injunctive relief or declaratory judgment.

                  39. Intentionally Omitted.

                  40. Intentionally Omitted.

                  41. Intentionally Omitted.

                  42.  Bankruptcy or  Insolvency.  In the event that Trustor (a)
admits in writing its inability to pay its debts generally as they become due, or does not pay its debts generally as they become due, (b) commences as debtor any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or seeks or consents to the appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for it or the whole or any substantial part of its property, (c) has a receiver, conservator, trustee, custodian, manager, liquidator, or similar official appointed for it or the whole or any substantial part of its property, by any governmental authority with jurisdiction to do so, (d) makes a proposal or any assignment for the benefit of its creditors, or enters into an arrangement or composition or similar plan or scheme with or for the benefit of creditors generally occurring in circumstances in which such entity is unable to meet its obligations as they become due or (e) has filed against it any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law which (i) is consented to or not timely contested by such entity, (ii) results in the entry of an order for relief, appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for such entity or the whole or any substantial part of its property or
(iii) is not dismissed within sixty (60) days, an Event of Default shall have occurred and as a result, the entire principal balance of the Note shall become immediately due and payable at the option of Beneficiary without notice to Trustor and Beneficiary may exercise any remedies available to it hereunder, under any other Loan Document, at law or in equity.

                  43. Intentionally Omitted.

                  44. Assignments. Beneficiary shall have the right to assign or transfer its rights under this Deed of Trust without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Beneficiary under this Deed of Trust.

                  45. Cooperation. Trustor shall, at Beneficiary's expense, provide such non-proprietary information and documents readily available to Trustor, which are not subject to any confidentiality agreement on the part of Trustor and which relate to Trustor, the Trust Property, the Lease Agreement or the Tenant, as Beneficiary may reasonably request in connection with a sale of the Loan or an interest therein to an investor. Beneficiary shall have the right to provide to prospective investors any nonconfidential information in its possession, including, without limitation, financial statements relating to Trustor and the Trust Property.

                  46. Exculpation. Notwithstanding anything to the contrary contained herein, any claim based on or in respect of any liability of Trustor under the Note or under this Deed of Trust or any other Loan Document shall be enforced only against the Trust Property and an other collateral now or hereafter given to secure the Loan and not against any other assets, properties or funds of Trustor; provided, however, that the liability of Trustor for loss, costs or damage arising out of the following matters shall not be limited solely to the Trust Property and other collateral now or hereafter given to secure the Loan but shall include all of the assets, properties and funds of Trustor (i) any failure by Trustor to apply the income, rents and profits of the Trust Property as required by the Note, this Deed of Trust or any other Loan Document,
(ii) any misapplication by Trustor of insurance proceeds, condemnation awards, security deposits or trust funds in violation of applicable law or the provisions of this Deed of Trust or any other Loan Document, (iii) any collection of rent for more than one month in advance of the time when the same becomes due, and (iv) failure to pay all real estate taxes and assessments prior to the date on which such payments become delinquent. Nothing herein shall be deemed (w) to be a waiver of any right which Beneficiary may have under any bankruptcy law of the United States or the State in which the Trust Property is located to file a claim for the full amount of the Loan or to require that all of the collateral securing the Loan shall continue to secure all of the indebtedness due under the Note, this Deed of Trust and the other Loan Documents; (x) to impair the validity of the indebtedness secured by this Deed of Trust; (y) to impair the right of Beneficiary as Beneficiary or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty. Nothing herein shall be deemed to be a waiver of any right which Beneficiary may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by this Deed of Trust or to require that all collateral shall continue to secure all of the indebtedness owing to Beneficiary in accordance with the Loan Documents.


                  47. Notices. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing, referring to this Deed of Trust, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as follows (or to such other address or person as either party or person entitled to notice may by notice to the other party specify):


                  To Beneficiary:


                  The Chase Manhattan Bank
                  c/o AMRESCO Management, Inc.
                  235 Peachtree Street, N.E.
                  Suite 900
                  Atlanta, GA   30303



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




                  and with a copy concurrently to:

                  Cadwalader, Wickersham & Taft
                  1333 New Hampshire Avenue, N.W.
                  Suite 700
                  Washington, D.C.   20036
                  Attention:  Richard Madden

                  To Trustor:

                  c/o Hospitality Properties Trust
                  400 Centre Street
                  Newton, Massachusetts   02158
                  Attention:  Mr. Thomas M. O'Brien

                  and with a copy concurrently to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts   02109
                  Attention:  Alexander A. Notopoulos, Jr., Esq.

                  To Trustee:

                  Chicago Title Insurance Company
                  _______________________________
                  _______________________________
                  _______________________________
                  Attention:  ___________________

Unless otherwise specified, notices shall be deemed given upon receipt or refusal thereof.

                  48. Non-Waiver. The failure of Beneficiary to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Trustor shall not be relieved of Trustor's obligations hereunder by reason of (a) failure of Beneficiary to comply with any request of Trustor to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Trust Property, or of any person liable for the Indebtedness or portion thereof or (c) any agreement or stipulation by Beneficiary extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Deed of Trust or the other Loan Documents. Beneficiary may resort for the payment of the Indebtedness to any other security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect. Beneficiary may take action to recover the Indebtedness, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Beneficiary thereafter to foreclose this Deed of Trust. The rights of Beneficiary under this Deed of Trust shall be separate, distinct and cumulative and

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




none shall be given effect to the exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Beneficiary shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded by law.

                  49. Joint and Several Liability. If there is more than one party comprising Trustor, then the obligations and liabilities of each party under this Deed of Trust shall be joint and several.

                  50. Severability. If any term, covenant or condition of the Note or this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, the Note and this Deed of Trust shall be construed without such provision.

                  51. Duplicate Originals. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

                  52. Indemnity and Beneficiary's Costs. Trustor agrees to pay all reasonable costs, including, without limitation, reasonable attorneys' fees and expenses, incurred by Beneficiary or Trustee in enforcing the terms hereof and/or the terms of any of the other Loan Documents or the Note, or whether or not suit is filed and waives to the full extent permitted by law all right to plead any statute of limitations as a defense to any action hereunder. Trustor agrees to indemnify and hold Beneficiary and Trustee harmless from any and all liability, loss, damage or expense (including, without limitation, attorneys' fees and disbursements) that Beneficiary or Trustee may or might incur hereunder or in connection with the enforcement of any of their rights or remedies hereunder, any action taken by Beneficiary or Trustee hereunder, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Beneficiary or Trustee arising out of the Trust Property; and should Beneficiary or Trustee incur any such liability, loss, damage or expense, the amount thereof with interest thereon at the Default Rate shall be payable by Trustor immediately without demand, shall be secured by this Deed of Trust, and shall be a part of the Indebtedness.

                  53. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used interchangeably in singular or plural form. The word "Trustor" shall mean Trustor and/or any subsequent owner or owners of the Trust Property or any part thereof or interest therein. The word "Beneficiary" shall mean Beneficiary or any subsequent holder of the Note. The word "Trustee" shall mean Trustee and any successor or substitute Trustee. The word "Note" shall mean the Note or any other evidence of indebtedness secured by this Deed of Trust. The words "Loan Documents" shall mean the Note, this Deed of Trust, the Loan Agreement, the Lockbox Security Agreement, the security agreement, if any, between Trustor and Beneficiary, the assignment of leases and rents made by Trustor to Beneficiary, the assignment of contracts, if any, made by Trustor to Beneficiary, all other mortgages, deeds of trust, and deeds to secure debt securing the Note and entered into by Trustor or HPTWN in favor of, or for the benefit of, Beneficiary (collectively, the "Other Mortgages"), and any other agreement, instrument, affidavit or document executed by Trustor and delivered to Beneficiary in connection with the Loan. The word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity. The words "Trust Property" shall include any portion of the Trust Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  54. No Oral Change. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Trustor or any one Trustor or Beneficiary, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  55. Headings, Etc. The headings and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  56. Address of Trust Property. The street address of the Property is as follows: _____________________________________.

                  57. Wire Transfer. All payments of principal and interest and other amounts d e under this Deed of Trust shall be paid to Beneficiary by wire transfer of immediately available funds to such bank or place, or in such manner, as Beneficiary may from time to time designate.

                  58.  Publicity.   Trustor  agrees  that  Beneficiary,  at  its
expense, may publicize the financing of the Trust Property in trade and similar publications.

                  59. Relationship. The relationship of Beneficiary to Trustor under this Deed of Trust is strictly and solely that of lender and borrower and nothing contained in this Deed of Trust or any other Loan Document is intended to create, or shall in any event or under any circumstance be construed to create, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Beneficiary and Trustor other than that of lender and borrower.

                  60. Homestead. Trustor hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Land as against the collection of the Indebtedness, or any part hereof.

                  61. No Third Party Beneficiaries. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third- party beneficiary or otherwise, except as expressly provided herein.

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




                  62. Entire Agreement. This Deed of Trust, the Note and the other Loan Documents constitute the entire agreement among Trustor and
Beneficiary with respect to the subject matter hereof and all understandings, oral representations and agreements heretofore or simultaneously had among the parties are merged in, and are contained in, such documents and instruments.

                  63. Servicer. Beneficiary may from time to time appoint a servicer (the "Servicer") to administer the Loan, which Servicer shall have the power and authority to exercise all of the rights and remedies of Beneficiary and to act as agent of Beneficiary hereunder and under the other Loan Documents.

                  64. Governing Law; Consent to Jurisdiction. THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE TRUST PROPERTY IS LOCATED WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. TRUSTOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN SAID STATE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SAID STATE (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF TRUSTOR'S OBLIGATIONS HEREUNDER AND UNDER THE NOTE AND THE OTHER LOAN DOCUMENTS, AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF TRUSTOR. TRUSTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS DEED OF TRUST, THE NOTE OR ANY OTHER LOAN DOCUMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS DEED OF TRUST, THE NOTE AND/OR ANY OF THE OTHER LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION,
(B) THAT THE ACTION,  SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT  FORUM OR
(C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, TRUSTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER TRUSTOR OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION UPON TRUSTOR AT TRUSTOR'S ADDRESS FOR NOTICES.

                  65. Certain Hotel Covenants. Trustor fur her covenants and agrees with Beneficiary as follows:

                  (a) Trustor shall enforce, in a timely and commercially reasonable manner, its rights under the Lease Agreement and the Management Agreement and

                  (b) Trustor shall promptly provide Beneficiary with a copy of all notices (i) provided by Trustor to Tenant, or by Tenant to Trustor, pursuant to and in compliance with the "notices" provision of the Lease Agreement, and
(ii) provided by Trustor to Manager, or by Manager to Trustor, pursuant to and in compliance with the "notices" provision of the Management Agreement.

                  66. Title Acts by Trustee. At any time upon written request of Beneficiary, payment of its fees and presentation of this Deed of Trust and the Note for endorsement (in case of full reconveyance, for cancellation and retention), without affecting the liability of any person for the payment of the Indebtedness, Trustee shall (a) consent to the making of any map or plat of the Trust Property, (b) join in granting any easement or creating any restriction thereon, (c) join in any subordination or other agreement affecting this Deed of Trust or the lien or charge thereof or (d) reconvey, without warranty, all or any part of the Trust Property. The Trustee in any reconveyance may be described as the "person or persons legally entitled thereto," and the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof. Trustor agrees to pay a reasonable Trustee's fee for full or partial reconveyance, together with a recording fee if Trustee, at its option, elects to record said reconveyance.

                  67. Successor Trustee. At the option of Beneficiary, with or without any reason, a successor or substitute trustee may be appointed by Beneficiary without any formality other than a designation in writing of a successor or substitute trustee, who shall thereupon become vested with an succeed to all the powers and duties given to Trustee herein named, the same as if the successor or substitute trustee had been named original Trustee herein; and such right to appoint a successor or substitute trustee shall exist as often and whenever Beneficiary desires.

                  68. Authorization Regarding Trustee. Trustee (and any successor or substitute trustee) may act hereunder and may sell and convey the Trust Property, or any part thereof, although the Trustee (or successor or substitute trustee) has been, may now be, or is hereafter the attorney or agent of Beneficiary with respect to the Loan, or with respect to any other matter or business whatsoever.


                       PART II - STATE SPECIFIC PROVISIONS

         In the event of any inconsistencies between the terms and conditions of
Part I and Part II of this Deed of Trust, the terms of Part II shall control and be binding.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, Trustor has duly executed and delivered this Deed of Trust as of the day and year first above written.


                                      TRUSTOR:


                                      HPTRI CORPORATION, a Delaware corporation


                                      By:
                                      Name: Thomas M. O'Brien
                                      Title: Vice President






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